                                                                   Exhibit 10.05

                                                                  EXECUTION COPY


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                            REIMBURSEMENT AGREEMENT



                                     among



                          PORT ARTHUR FINANCE CORP.,
                                 as Borrower,

                        PORT ARTHUR COKER COMPANY L.P.,
                        as Partnership and Guarantor,

                          SABINE RIVER HOLDING CORP.,
             as General Partner of the Partnership and Guarantor,

                          NECHES RIVER HOLDING CORP.,
             as Limited Partner of the Partnership and Guarantor,

              WINTERTHUR INTERNATIONAL INSURANCE COMPANY LIMITED,
                              as Primary Insurer,

                                      and

              WINTERTHUR INTERNATIONAL INSURANCE COMPANY LIMITED, as Administrative Agent for and on the behalf of the Oil Payment Insurers,



                          Dated as of August 19, 1999



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

                               Table of Contents

Section                                                                    Page

ARTICLE I
       DEFINITIONS AND INTERPRETATION

1.01   Defined Terms........................................................  2
1.02   Interpretation.......................................................  2
1.03   Conflict.............................................................  3

ARTICLE II
       OIL PAYMENT REIMBURSEMENT OBLIGATIONS

2.01   Reimbursement by Partnership.........................................  3
2.02   Interest.............................................................  3
2.03   Notice of Payment of a Claim by the Primary Insurer..................  4
2.04   Oil Payment Note.....................................................  4
2.05   Mandatory Prepayments................................................  5
2.06   Insufficient Payments................................................  5
2.07   Other Payments.......................................................  6

ARTICLE III
       REPRESENTATIONS AND WARRANTIES

3.01   Incorporation by Reference...........................................  6

ARTICLE IV
       COVENANTS

4.01   Incorporation by Reference...........................................  6
4.02   Defenses.............................................................  6

ARTICLE V
       GUARANTY INSURANCE POLICY

5.01   Issuance of Guaranty Insurance Policy................................  7
5.02   Coverage Period and Renewal..........................................  7
5.03   Coverage Start Date..................................................  7
5.04   Premium Payments.....................................................  8
5.05   Suspension and Termination...........................................  8

Section                                                                    Page

                                  ARTICLE VI
                   DEBT SERVICE RESERVE INSURANCE GUARANTEE

6.01   Repayment of Principal and Payment of Interest.......................  9

ARTICLE VII
       CONDITIONS PRECEDENT

7.01   Obligations of the Primary Insurer................................... 10

ARTICLE VIII
       GUARANTEE OF OIL PAYMENT REIMBURSEMENT OBLIGATIONS

8.01   Guarantee of the Partners............................................ 10

ARTICLE IX
       GUARANTEE OF DEBT SERVICE RESERVE
       INSURANCE GUARANTEE OBLIGATIONS

9.01   Guarantee of the DSRIG Guarantors.................................... 11

ARTICLE X
       MISCELLANEOUS

10.01  Notices.............................................................. 12
10.02  Assignments and Participation........................................ 13
10.03  Termination.......................................................... 13
10.04  Counterparts......................................................... 14
10.05  GOVERNING LAW........................................................ 14
10.06  WAIVER OF JURY TRIAL................................................. 14
10.07  Consent to Jurisdiction.............................................. 14
10.08  Severability......................................................... 15
10.09  Waiver............................................................... 15
10.10  Expenses, etc........................................................ 15
10.11  Amendments, etc...................................................... 16
10.12  Successors and Assigns............................................... 16
10.13  Survival............................................................. 17
10.14  Covered Taxes........................................................ 17
10.15  Payments............................................................. 18
10.16  No Direct Right Against Reinsurer.................................... 18

                                  APPENDICES

APPENDIX A..........................................................Definitions
EXHIBIT I..............................................Form of Oil Payment Note
EXHIBIT II.................................................Reimbursement Notice
EXHIBIT III...........................................Guaranty Insurance Policy

                            REIMBURSEMENT AGREEMENT


          This Agreement, dated as of August 19, 1999, is made among:

          PORT ARTHUR FINANCE CORP., a corporation organized under the laws of the State of Delaware, as Borrower (the "Borrower"),

          PORT ARTHUR COKER COMPANY L.P., a limited partnership organized under the laws of the State of Delaware, as Partnership and Guarantor (the "Partnership"),

          SABINE RIVER HOLDING CORP., a corporation organized under the laws of the State of Delaware (the "General Partner"),

          NECHES RIVER HOLDING CORP., a corporation organized under the laws of the State of Delaware (the "Limited Partner" and together with the General Partner, the "Partners"),

          WINTERTHUR INTERNATIONAL INSURANCE COMPANY LIMITED, a company incorporated under the laws of England, as Primary Insurer (the "Primary Insurer"), and

          WINTERTHUR INTERNATIONAL INSURANCE COMPANY LIMITED, a company incorporated under the laws of England, as Administrative Agent for and on behalf of the Oil Payment Insurers (the "Administrative Agent").


          WHEREAS, the Partnership desires that the Oil Payment Insurers provide financial guarantee insurance coverage with respect to the Partnership's payment obligations to P.M.I. Comercio Internacional, S.A. de C.V. ("PMI") under the Long-Term Oil Supply Agreement;

          WHEREAS, the Primary Insurer is willing to issue a Guaranty Insurance Policy (the "Guaranty Insurance Policy") to provide the financial guarantee insurance coverage referred to in the preceding recital;

          WHEREAS, as a condition to its issuing the Guaranty Insurance Policy, the Primary Insurer requires the Partners to guarantee the Oil Payment Reimbursement Obligations and related payment obligations of the Partnership;

          WHEREAS, the Primary Insurer has entered into separate reinsurance arrangements with several reinsurers (the "Reinsurers" and together with the Primary Insurer, the "Oil Payment Insurers") to reinsure the financial guarantee insurance coverage provided under the Guaranty Insurance Policy;

          WHEREAS, each of the Reinsurers, pursuant to its reinsurance arrangement, has appointed Winterthur International Insurance Company Limited to act as Administrative Agent on its behalf with respect to the Guaranty Insurance Policy;

          WHEREAS, the Borrower desires that the Oil Payment Insurers provide financial guarantee insurance coverage with respect to the Borrower's funding obligations in respect of the Debt Service Reserve Account, in accordance with the terms and provisions of the Common Security Agreement;

          WHEREAS, the Primary Insurer is willing to issue a Debt Service Reserve Insurance Guarantee (the "Debt Service Reserve Insurance Guarantee") to provide the financial guarantee insurance coverage referred to in the preceding recital;

          WHEREAS, as a condition to its issuing the Debt Service Reserve Insurance Guarantee, the Primary Insurer requires the Partnership and the Partner to guarantee the reimbursement obligations and related obligations of the Borrower in respect thereof.

          NOW, THEREFORE, in consideration of the premises and the mutual covenants and undertakings contained herein, in the Guaranty Insurance Policy and in the Debt Service Reserve Insurance Guarantee, and for other good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged, the parties hereto hereby agree as follows:


                                   ARTICLE I
                        DEFINITIONS AND INTERPRETATION

          1.01 Defined Terms. Except for terms defined in this Agreement, the Appendix or the Exhibits hereto, defined terms in this Agreement and the Appendix and Exhibits hereto, which may be identified by the capitalization of the first letter of each principal word thereof, shall have the meanings assigned to them in the Common Security Agreement (including Appendix A thereto).

          1.02 Interpretation. In this Agreement and in the Appendix and Exhibits hereto, except to the extent that the context otherwise requires:

          (a) the table of contents and headings are for convenience only and shall not affect the interpretation of this Agreement;

          (b) unless otherwise specified, references to Articles, Sections, clauses, the Appendix and Exhibits are references to Articles, Sections and clauses of, and the Appendix and Exhibits to, this Agreement;

          (c) references to any document or agreement, including without limitation this Agreement, shall be deemed to include references to such document or agreement (together with all appendices, annexes and schedules thereto) as amended, supplemented, replaced or restated from time to time in accordance with its terms and (where applicable) subject to compliance with the requirements set forth therein; and

          (d) references to any party to this Agreement or any other document or agreement shall include such party's successors and permitted assigns.

          1.03 Conflict. In the event of any conflict between this Agreement and the Common Security Agreement, the Common Security Agreement shall govern.


                                  ARTICLE II
                     OIL PAYMENT REIMBURSEMENT OBLIGATIONS

          2.01 Reimbursement by Partnership. (a) Notwithstanding any other provision of this Agreement or the Guaranty Insurance Policy to the contrary, the Partnership shall unconditionally reimburse the Primary Insurer in accordance with clause (b) of this Section 2.01 in an amount equal to the aggregate principal amount of any and all Oil Payments made by the Primary Insurer in respect of a Claim by PMI under the Guaranty Insurance Policy (each such obligation, an "Oil Payment Reimbursement Obligation").

          (b) (i) Any and each Oil Payment made by the Primary Insurer in respect of a Claim by PMI under the Guaranty Insurance Policy shall result in a corresponding Oil Payment Reimbursement Obligation of the Partnership in a principal amount equal to the amount of such Oil Payment.

          (ii) The Partnership shall repay in full each Oil Payment Reimbursement Obligation to the Primary Insurer on or prior to the date six months after the incurrence of such obligation in accordance with subclause
     (i) above, provided that any Oil Payment Reimbursement Obligation shall become immediately due and payable if and to the extent funds are available for paying Oil Payment Reimbursement Obligations at any time a withdrawal of funds from Accounts is made in accordance with Section 5.05 or 5.06 of the Common Security Agreement.

          2.02 Interest. The Partnership shall pay interest to the Primary Insurer on each Oil Payment Reimbursement Obligation at any time outstanding for the period from and including the date such Oil Payment Reimbursement Obligation is incurred in accordance with clause (b)(i) of Section 2.01 up to but excluding the date such Oil Payment Reimbursement Obligation is repaid in full (the "Interest Period"), at an interest rate per annum equal to 7-Day LIBOR (or such other interest rate basis as may be agreed between the parties at the time), plus the Applicable Margin, plus 2%.

          2.03 Notice of Payment of a Claim by the Primary Insurer. Promptly after the making of an Oil Payment to PMI under the Guaranty Insurance Policy, the Primary Insurer shall deliver a notice to the Partnership, substantially in the form of Exhibit II (a "Reimbursement Notice"), provided that a corresponding Oil Payment Reimbursement Obligation shall be incurred by the Partnership in accordance with clause (b)(i) of Section 2.01 irrespective of whether and when a Reimbursement Notice is delivered by the Primary Insurer to the Partnership.

          2.04 Oil Payment Note. (a) As additional evidence of the Partnership's obligation to repay the principal amount of each Oil Payment in accordance with Section 2.01, the Partnership shall execute and deliver to the Administrative Agent on behalf of each Oil Payment Insurer, on the date hereof, a promissory note (the "Oil Payment Note"), substantially in the form set forth in Exhibit I hereto, and otherwise duly completed, payable to the order of the Primary Insurer and in a principal amount equal to $150,000,000. The Partnership's signature on the Oil Payment Note shall be duly certified by a notary public.

          (b) The Oil Payment Note shall (i) represent the Partnership's obligation to repay a principal amount equal to the amount of the relevant Oil Payments, (ii) be payable in full as set forth in clause (b)(ii) of Section 2.01 and (iii) bear interest for the relevant Interest Period on the unpaid principal amount thereof from time to time outstanding at the applicable interest rate per annum provided in, and payable as specified in, Section 2.02. The Primary Insurer is hereby authorized to record (x) the date and amount of the relevant Oil Payment and of each repayment in respect of principal of such Oil Payment and (y) the Interest Period and interest rate with respect thereto, on the schedules annexed to and constituting a part of the Oil Payment Note. It is understood, however, that any failure by the Primary Insurer to make, or any inaccuracy or incompleteness of, any such recordation shall not affect the obligations of the Partnership under this Agreement or the Oil Payment Note.

          (c) The execution and delivery by the Partnership of the Oil Payment Note shall not affect in any way whatsoever the rights or obligations of the Partnership under this Agreement or any other Financing Document, and the rights and claims of the Primary Insurer under the Oil Payment Note shall not replace or supersede the rights and claims of the Primary Insurer under this Agreement or the other Financing Documents, provided, however, that any repayment in respect of principal of the Oil Payment Note in accordance with the terms and conditions of this Agreement and the Common Security Agreement shall, to the extent that such payment if made hereunder would discharge the Partnership's obligations hereunder and thereunder, discharge such obligation pro tanto, and any repayment in respect of principal of any Oil Payment in accordance with the terms of this Agreement shall discharge the obligations of the Partnership under the Oil Payment Note to the extent of such repayment.

          (d) The Partnership shall deliver to the Administrative Agent an irrevocable power of attorney in form and substance acceptable to the Administrative Agent and the Primary Insurer authorizing the Administrative Agent to execute a replacement Oil Payment Note on behalf of the Partnership whenever requested to do so by the Primary Insurer, at which time the Administrative

Agent shall also (and shall also be authorized by such power of attorney to) conform the principal amount of the Oil Payment Note to the then outstanding principal amount of the Oil Payment or Oil Payments evidenced thereby, taking into account any repayment, Optional Prepayment or Mandatory Prepayment made by the Partnership.

          (e) Upon discharge of all obligations of the Partnership under and in accordance with this Agreement and the Common Security Agreement, the Administrative Agent shall cancel and return to the Partnership the Oil Payment Note delivered to the Administrative Agent by the Partnership.

          (f) The Primary Insurer agrees that, notwithstanding any provision of the Oil Payment Note to the contrary, it shall not demand payment of any amount evidenced by the Oil Payment Note unless such amount is then due and payable (whether at stated maturity, by acceleration or otherwise) by the Partnership in accordance with the terms of this Agreement or the Common Security Agreement.

          2.05 Mandatory Prepayments. The Partnership shall make Mandatory Prepayments in respect of any principal amount of Oil Payment Reimbursement Obligations at any time or from time to time outstanding under this Agreement pursuant to Section 2.05 of the Common Security Agreement. The Primary Insurer may waive its right to receive all or any part of any Mandatory Prepayment without prejudice to its right to receive any subsequent Mandatory Prepayment.

          2.06 Insufficient Payments. If at any time at which any Oil Payment Reimbursement Obligations are payable by the Partnership to the Primary Insurer and the Primary Insurer receives insufficient funds from the Partnership to pay in full all Oil Payment Reimbursement Obligations payable at such time pursuant to this Agreement, the funds so received by the Primary Insurer shall be applied to the payment of amounts owing by the Partnership as the Primary Insurer may determine from time to time and in any order of priority, provided that, so long as no Oil Payment has been accelerated, such funds shall be applied in a manner that is consistent with the following order of priority:

          first, to pay outstanding fees, costs, expenses, reimbursements and indemnities then due and payable to the Collateral Trustee or the Administrative Agent;

          second, to pay interest (other than overdue interest), fees, expenses, indemnities and breakage costs then due and payable to the Primary Insurer;

          third, to pay overdue interest then due and payable to the Primary Insurer;

          fourth, to pay overdue principal to the Primary Insurer; and

          fifth, to pay principal (other than overdue principal) then due and payable to the Primary Insurer.

          2.07 Other Payments. The Partnership shall cause (a) any Loss proceeds in respect of any casualty to Project Property, to the extent they relate to any shipment of Maya for which the Oil Payment Insurer has made, or is obligated to make, an Oil Payment to PMI and (b) any refund from PMI in respect of any Oil Payment made by the Oil Payment Insurer to be paid directly to the Oil Payment Insurer. If and to the extent that such Loss Proceeds or refund are received by the Oil Payment Insurer, the corresponding Reimbursement Obligation and obligation of the Partnership under the Oil Payment Note shall be discharged for all purposes of this Agreement.


                                  ARTICLE III
                        REPRESENTATIONS AND WARRANTIES

          3.01 Incorporation by Reference. The Partnership hereby confirms for the benefit of the Oil Payment Insurers and for the benefit of the Primary Insurer, in its capacity as issuer of the Debt Service Reserve Insurance Guarantee, each of the representations and warranties made by it in Section 3.01 of the Common Security Agreement, as if made as of the date of this Agreement and for the benefit of the Oil Payment Insurers, which representations and warranties are incorporated herein by reference as if fully set forth in this Agreement.


                                  ARTICLE IV
                                   COVENANTS

          4.01 Incorporation by Reference. The Partnership hereby agrees for the benefit of the Oil Payment Insurers that, so long as the Guaranty Insurance Policy is in effect or any amount payable under this Agreement remains unpaid, it shall observe and perform each of the covenants applicable to it set forth in Article IV of the Common Security Agreement, which covenants and agreements are incorporated by reference in this Agreement as if fully set forth herein, in accordance with their terms.

          4.02 Defenses. (a) The Partnership agrees that it shall exercise, to the full extent permitted by law, including without limitation by means of judicial or arbitral proceedings, any and all Defenses.

          (b) If the Partnership does not pay any invoice issued by PMI under the Long-Term Oil Supply Agreement when due because the Partnership reasonably believes it has a Defense to making such payment, the Partnership shall promptly notify the Primary Insurer of such Defense (a "Defense Notice").

          (c) Irrespective of any Defense Notice given to the Primary Insurer pursuant to clause (b) of this Section 4.02, if the Primary Insurer makes any Oil Payment in respect of all or a part of the amount invoiced by PMI to which such Defense Notice relates, a corresponding Oil Payment

Reimbursement Obligation shall be incurred and be payable by the Partnership in accordance with Section 2.01.


                                   ARTICLE V
                           GUARANTY INSURANCE POLICY

          5.01 Issuance of Guaranty Insurance Policy. Concurrently with the execution of this Agreement, the Primary Insurer is issuing the Guaranty Insurance Policy in the form attached hereto as Exhibit III.

          5.02 Coverage Period and Renewal. (a) Unless earlier terminated in accordance with Section 5.05, and subject to the other terms and conditions set forth in this Agreement and in the Guaranty Insurance Policy, the Guaranty Insurance Policy will remain in effect for up to 10.5 consecutive one-year periods (each, an "Annual Policy Period"), each beginning on the date hereof or an anniversary thereof and ending on the calendar day immediately preceding the first anniversary of such date (except for the last such period, which will end on the calendar day immediately preceding the date that is six months after the immediately preceding anniversary of the date hereof), provided that upon the expiration of any Annual Policy Period, the Guaranty Insurance Policy shall be automatically extended for another Annual Policy Period only if the Insurer has received from the Partnership the Premium for such additional Annual Policy Period.

          (b) The coverage provided by the Guaranty Insurance Policy in respect of Insured Obligations will terminate upon the earlier of (i) 10.5 years after the date of this Agreement and (ii) the date on which all Senior Debt Obligations have been repaid in full (such earlier date, the "Coverage End Date").

          (c) Notwithstanding anything in clause (a) or (b) of this Section 5.02 to the contrary, unless earlier terminated in accordance with Section 5.05, the coverage provided by the Guaranty Insurance Policy in respect of Insured Obligations shall be limited to any Shipments for which the Agreed Laydays (as defined in the Long-Term Oil Supply Agreement) commence after the Coverage Start Date.

          5.03 Coverage Start Date. (a) In order to activate the initial US$15 million coverage provided by the Guaranty Insurance Policy in respect of Insured Obligations, the Partnership must: (i) give to the Primary Insurer at least 10 days' prior written notice (the "Partial Coverage Start Notice") of the date on which it wishes such coverage to commence (the "Coverage Start Date"), accompanied by a certificate of a Responsible Officer of the Partnership, certified by the Independent Engineer, to the effect that Completion can reasonably be expected to be achieved within 15 days from the proposed Coverage Start Date; and (ii) pay any Adjustment Amount required in connection with the Coverage Start Date.

          (b) In order to increase the initial US$15 million coverage under the Guaranty Insurance Policy to US$ 150 million, the Partnership must give to the Primary Insurer written notice (the "Full Coverage Start Notice"), certified by the Independent Engineer, to the effect that Completion has been achieved. Such increase in coverage will take effect at 12:00 noon (New York time) on the date that is five days after the Full Coverage Start Notice has been given in accordance with the foregoing sentence (the "Full Coverage Start Date").

          5.04 Premium Payments. (a) The Partnership shall pay to the Primary Insurer the premium for each Annual Policy Period (the "Premium") and any adjustment amount required as a result of the occurrence of the Coverage Start Date or the Full Coverage Start Date during any Annual Policy Period (each, an "Adjustment Amount"). The Premium for any Annual Policy Period is due 30 calendar days prior to the expiration of the immediately preceding Annual Policy Period (or, in the case of the first Annual Policy Period, on or prior to the date hereof). Any Adjustment Amount is due and payable for receipt by the Insurer ten calendar days prior to the Coverage Start Date or the Full Coverage Start Date, as the case may be.

          (b) The Premium shall be: (i) with respect to the period from and including the date hereof to but excluding the Coverage Start Date, 50 bps. per annum based on a Limit of Liability of $150,000,000 (or, in the case of and following any extension of the Outside Coverage Start Date beyond October 1, 2001, 150 bps. per annum based on a Limit of Liability of $150,000,000); and
(ii) with respect to the period from and including the Coverage Start Date to and including the Coverage End Date, 150 bps. per annum, based upon the applicable Limit of Liability on the date the Premium is due.

          5.05 Suspension and Termination. (a) Upon the occurrence of any of the following events, the Primary Insurer may in its sole discretion suspend the coverage provided by the Guaranty Insurance Policy in accordance with the terms thereof:

     (i) If (A) any Premium or Adjustment Amount is not paid in full when due and (B) such Default is not cured within the 10 Business Days immediately following the due date, then the coverage may be suspended for the relevant year until such Premium or Adjustment Amount, as the case may be, has been paid in full;

     (ii) If Senior Lenders have notified the Administrative Agent, pursuant to clause (c) of Section 10.04 of the Common Security Agreement, that the second payment priority with respect to Oil Payment Reimbursement Obligations shall terminate, then the coverage will be suspended for the duration of the Default on which such notice is based.

          (b) Upon the occurrence of any of the following events, the Primary Insurer may in its sole discretion terminate the coverage provided by the Guaranty Insurance Policy in accordance with the terms thereof:

    (i) Any Event of Default of a type specified in clause (a) or (e) of Section 10.01 of the Common Security Agreement shall have occurred and shall have Continued for at least six months;

    (ii)  Any Event of Default of a type specified in clause (f) or (l) of
          Section 10.01 of the Common Security Agreement shall have occurred and be Continuing;

    (iii) Senior Lenders shall have taken Enforcement Action under the Common Security Agreement in respect of any other Event of Default;

    (iv) The coverage provided by the Guaranty Insurance Policy in respect of Insured Obligations shall have been suspended for at least 30 consecutive days (or, if applicable, 30 consecutive days following the expiration of any cure period); or

    (v) The Partnership shall have failed to give the Coverage Start Notice by the Outside Coverage Start Date.


                                  ARTICLE VI
                   DEBT SERVICE RESERVE INSURANCE GUARANTEE

          6.01 Repayment of Principal and Payment of Interest. Notwithstanding any other provision of this Agreement or the Debt Service Reserve Insurance Guarantee to the contrary, any and all principal amounts paid by the Primary Insurer to the Collateral Trustee under the Debt Service Reserve Insurance Guarantee shall be repaid, and any interest accrued on such principal amount in accordance with the terms of the Debt Service Reserve Insurance Guarantee shall be paid, to the Primary Insurer on the terms and subject to the conditions set forth in the Common Security Agreement.


                                  ARTICLE VII
                             CONDITIONS PRECEDENT

          7.01 Obligations of the Primary Insurer. The obligations of the Primary Insurer under the Guaranty Insurance Policy, the Debt Service Reserve Insurance Guarantee and this Agreement shall be subject to the satisfaction of each of the following conditions:

          (a) Execution. This Agreement shall have been duly executed and delivered by each of the parties hereto; and

          (b) Satisfaction of Common Conditions Precedent. All the common conditions precedent set forth in Sections 9.01 and 9.02 of the Common Security Agreement shall have been satisfied (or waived as provided in Section 1 4.13 of the Common Security Agreement).

          (c) Oil Payment Notes. The Administrative Agent on behalf of the Primary Insurer shall have received a duly completed and executed Oil Payment Note.


                                 ARTICLE VIII
              GUARANTEE OF OIL PAYMENT REIMBURSEMENT OBLIGATIONS

          8.01 Guarantee of the Partners (a) The Partners hereby jointly and severally guarantee the performance by the Partnership of all the Partnership's obligations under this Agreement and the Oil Payment Note, including without limitation the Oil Payment Reimbursement Obligations. Such guarantee shall be unconditional, irrevocable and absolute, irrespective of (i) any Insolvency Event with respect to the Partners or the Primary Insurer and (ii) any event or circumstance that might constitute a legal or equitable discharge or defense to such guarantee.

          (b) In case of the failure of the Partnership to fulfill any of its obligations under this Agreement or the Oil Payment Note, the Partners agree to fulfill such obligations when and as the same shall become due and as if such obligations were being fulfilled by the Partnership. The Partners waive notice of acceptance of this guarantee and notice of any liability to which it may apply and waive diligence, presentment, demand of payment, protest, notice of dishonor and all other notices whatsoever, filing of claims with a court in the event of an Insolvency Event with respect to the Partnership or the Primary Insurer, and any requirement that the Primary Insurer or the Administrative Agent exhaust any right, power or remedy or proceed first against the Partnership or any other Person, and agree that this guarantee shall remain in full force and effect and will not be discharged, except by fulfilling all such obligations. The Partners shall remain liable if any such obligation is only fulfilled temporarily (and if the Partners' obligations under this Agreement have terminated in accordance with this Agreement, such obligations shall be reinstated to the extent necessary). The Partners agree that they will pay, or reimburse the Primary Insurer and the Administrative Agent on demand for, all costs and expenses (including without limitation fees and disbursements of counsel) incurred by the Primary Insurer or the Administrative Agent, as the case may be, in connection with any rescission or restoration of this guarantee, including any such costs and expenses incurred in defending against any claim alleging that any payment constituted a preference, fraudulent transfer or similar payment under any bankruptcy, insolvency or similar law. The Partners unconditionally agree not to exercise any right of subrogation or reimbursement arising from payments made under this guarantee.


                                  ARTICLE IX
                      GUARANTEE OF DEBT SERVICE RESERVE
                        INSURANCE GUARANTEE OBLIGATIONS

          9.01 Guarantee of the DSRIG Guarantors. (a) The DSRIG Guarantors hereby jointly and severally guarantee the performance by the Borrower of all the Borrower's obligations under the Debt Service Reserve Insurance Guarantee and this Agreement. Such guarantee shall be unconditional, irrevocable and absolute, irrespective of (i) any Insolvency Event with respect to any of the DSRIG Guarantors or the Primary Insurer and (ii) any event or circumstance that might constitute a legal or equitable discharge or defense to such guarantee.

          (b) In case of the failure of the Borrower to fulfill any of its obligations under the Debt Service Reserve Insurance Guarantee or this Agreement, the DSRIG Guarantors agree to fulfill such obligations when and as the same shall become due and as if such obligations were being fulfilled by the Borrower. The DSRIG Guarantors waive notice of acceptance of this guarantee and notice of any liability to which it may apply and waive diligence, presentment, demand of payment, protest, notice of dishonor and all other notices whatsoever, filing of claims with a court in the event of an Insolvency Event with respect to any of the DSRIG Guarantors or the Primary Insurer, and any requirement that the Primary Insurer or the Administrative Agent exhaust any right, power or remedy or proceed first against the Borrower or any other Person, and agree that this guarantee shall remain in full force and effect and will not be discharged, except by fulfilling all such obligations. The DSRIG Guarantors shall remain liable if any such obligation is only fulfilled temporarily (and if the DSRIG Guarantors' obligations under this Agreement have terminated in accordance with this Agreement, such obligations shall be reinstated to the extent necessary). The DSRIG Guarantors agree that they will pay, or reimburse the Primary Insurer and the Administrative Agent on demand for, all costs and expenses (including without limitation fees and disbursements of counsel) incurred by the Primary Insurer or the Administrative Agent, as the case may be, in connection with any rescission or restoration of this guarantee, including any such costs and expenses incurred in defending against any claim alleging that any payment constituted a preference, fraudulent transfer or similar payment under any bankruptcy, insolvency or similar law. The DSRIG Guarantors unconditionally agree not to exercise any right of subrogation or reimbursement arising from payments made under this guarantee.


                                   ARTICLE X
                                 MISCELLANEOUS

          10.01 Notices. Any notice, request, demand, consent, designation, direction, instruction, certificate, report or other communication to be given or made under this Agreement (including without limitation any modifications of, or waivers or consents under, this Agreement) shall be given or made in writing and shall be deemed duly given when (i) personally delivered, (ii) sent by facsimile transmission (but only if, immediately after the transmission, the sender's facsimile machine records in writing the correct answerback), or (iii) five days have elapsed after mailing by certified or registered mail, postage pre-paid, in each case addressed to a party at the address or facsimile transmission number specified below such party's name on the signature pages hereof or to such other address or facsimile transmission number of which such party has given notice. Notice of address or facsimile transmission number change shall be effective only upon receipt. All notices, requests, demands, consents, designations, directions, instructions, certificates, reports and other communications under, in connection with, or with respect to, this Agreement shall be sent to the

Partnership, the Borrower, the Primary Insurer or the Administrative Agent as the case may be, at its address set forth below:

          If to the Partnership:
          ---------------------

          Port Arthur Coker Company L.P.
          1801 S. Gulfway Drive, Office No. 36
          Port Arthur, TX  77640

          Attention:   Legal Department
          Telephone:   (314) 854-9696
          Facsimile:   (314) 854-1455

          If to the Borrower:
          ------------------

          Port Arthur Finance Corp.
          1801 S. Gulfway Drive, Office N. 36
          Port Arthur, TX 77640

          Attention:   Legal Department
          Telephone:   (314) 854-9696
          Facsimile:   (314) 854-1455

          If to the Primary Insurer or the Administrative Agent:
          -----------------------------------------------------
          Winterthur International Insurance Company Limited
          34 Leadenhall Street
          London, EC3A, 1AX
          England

          Attention:   Eileen McCusker
          Telephone:   011-44-171-369-1432
          Facsimile:   011-44-171-979-3537


or such other address, telephone number or facsimile number as the relevant party may designate to the other parties from time to time.

          10.02 Assignments and Participation. (a) The Partnership may not assign any of its rights or obligations under this Agreement, any of the Oil Payment Notes or the Debt Service Reserve Insurance Guarantee without the prior written consent of the Administrative Agent, and the Primary Insurer may not assign any of its rights under this Agreement, the Oil Payment Notes or the Debt Service Reserve Insurance Guarantee, either in whole or in part.

          (b) The Primary Insurer may sell or agree to sell to one or more other Persons a participation in all or any part of its rights under this Agreement, the Oil Payment Notes or the Debt Service Reserve Insurance Guarantee, provided that no purchaser of a participation (a "Participant") shall have any rights or benefits under this Agreement, any Oil Payment Note, the Debt Service Reserve Insurance Guarantee or any other Financing Document. All amounts payable by the Partnership to the Primary Insurer under (i) Article II in respect of Oil Payment Reimbursement Obligations or (ii) Article VI in respect of payment obligations relating to the Debt Service Reserve Insurance Guarantee shall be determined as if the Primary Insurer had not sold or agreed to sell any participation in such obligations.

          (c) The Primary Insurer may furnish any information concerning the Partnership or the Borrower in its possession from time to time to any Participants (including prospective assignees and Participants), provided that such assignees and Participants and prospective assignees and Participants shall first execute and deliver to the Partnership or the Borrower, as the case may be, an agreement in writing to be bound by customary confidentiality obligations.

          10.03 Termination. This Agreement shall remain in effect until the later of (a) the termination of the Guaranty Insurance Policy in accordance with its terms and (b) the payment in full by the Partnership of any and all amounts payable by it under this Agreement, the Guaranty Insurance Policy or the Debt Service Reserve Insurance Guarantee.

          10.04 Counterparts. This Agreement may be executed in any number of counterparts, all of which taken together shall constitute one and the same instrument and any of the parties hereto may execute this Agreement by signing any such counterpart.

          10.05 GOVERNING LAW. THIS AGREEMENT AND THE RIGHTS AND OBLIGATIONS OF THE PARTIES HEREUNDER SHALL BE GOVERNED BY AND CONSTRUED IN ACCORDANCE WITH THE LAWS OF THE STATE OF NEW YORK.

          10.06 WAIVER OF JURY TRIAL. EACH OF THE PARTIES HERETO HEREBY WAIVES, TO THE EXTENT PERMITTED BY APPLICABLE LAW, ANY AND ALL RIGHT TO TRIAL BY JURY IN ANY LEGAL PROCEEDING ARISING OUT OF OR RELATING TO THIS AGREEMENT, THE SENIOR NOTES OR THE TRANSACTIONS CONTEMPLATED HEREBY OR THEREBY.

          10.07     Consent to Jurisdiction. (a) Subject to clause (c) of this
Section 10.08, each party hereto hereby irrevocably consents and agrees, for the benefit of each other party hereto, that any legal action, suit or proceeding against it with respect to its obligations, liabilities or any other matter under or arising out of or in connection with this Agreement, the Oil Payment Notes or the Oil Payment Reimbursement Obligations may be brought in any Federal or state court located in the Borough of Manhattan, The City of New York, and hereby irrevocably accepts and submits to the exclusive jurisdiction of each such court, to the exclusion of all other courts, with respect to any such action, suit or proceeding. Each party hereto hereby waives to the fullest extent permitted by applicable laws any objection which it may now or hereafter have to the laying of venue of any of the aforesaid actions, suits or proceedings, brought in any such court and hereby further waives and agrees not to plead or claim in any such court that any such action, suit or proceeding brought therein has been brought in an inconvenient forum.

          (b) Each of the Borrower, the Partnership and the Partners hereby irrevocably appoints CT Corporation System, with offices at the date hereof at 1633 Broadway, New York, New York 10019, as its authorized agent on which any and all legal process may be served in any such action, suit or proceeding brought in any Federal or State court located in the Borough of Manhattan, The City of New York. Each of the Borrower, the Partnership and the Partners agrees that service of process in respect of it upon its respective agent, together with written notice of such service given to it in the manner provided in
Section 10.01, shall be deemed to be effective service of process upon it in any such action, suit or proceeding. Each of the Borrower, the Partnership and the Partners agrees that the failure of its respective agent to give notice to it of any such service shall not impair or affect the validity of such service or any judgment rendered in any action, suit or proceeding based thereon. If for any reason the Borrower's, the Partnership's or the Partners' agent shall cease to be available to act as such, or if any party hereto that was located in New York ceases to be so located, such party agrees to designate a new agent in the Borough of Manhattan, The City of New York, on the terms and for the purposes of this clause (b).

          (c) Notwithstanding the provision of clause (a) of this Section 10.07, nothing herein shall be deemed to limit the ability of either of the Primary Insurer or the Administrative Agent to serve any such legal process in any other manner permitted by applicable law or to obtain jurisdiction over the Borrower, the Partnership and the Partners or bring actions, suits or proceedings against any such parties in such other jurisdiction, including without limitation in any Federal or state court located in the State of Texas, and in such manner, as may be permitted by applicable law.

          (d) Each party hereto agrees that a final judgment against it in any action, suit or proceeding taken in any Federal or State Court in the Borough of Manhattan, The City of New York in accordance with clause (a) of this Section
10.07 or, in the case of the Partnership or the Borrower, in any other court in accordance with clause (c) of this Section 10.07, shall be conclusive and may be enforced in any jurisdiction by suit on the judgment, a certified copy of which judgment shall be conclusive evidence thereof, or by any other means provided by law.

          10.08 Severability. Any provision of this Agreement which is prohibited or unenforceable in any jurisdiction shall, as to such jurisdiction, be ineffective to the extent of such prohibition or unenforceability without invalidating the remaining provisions hereof, and any such prohibition or unenforceability in any jurisdiction shall not invalidate or render unenforceable such provision in any other jurisdiction.

          10.09 Waiver. Except as expressly provided in this Agreement, no failure on the part of the Primary Insurer or the Administrative Agent to exercise, no delay in exercising, and no course of dealing with respect to, any right, power or privilege under this Agreement or any Oil

Payment Note shall operate as a waiver thereof, nor shall any single or partial exercise of any right, power or privilege under this Agreement or any Oil Payment Note preclude any other or further exercise thereof or the exercise of any other right, power or privilege. The remedies provided in this Agreement are cumulative and not exclusive of any remedies provided by law.

          10.10 Expenses, etc. Whether or not any of the transactions contemplated by this Agreement are consummated, each of the Partnership and the Borrower, jointly and severally, agrees to reimburse (or cause to be reimbursed) the Primary Insurer and the Administrative Agent on demand for all out-of-pocket costs and expenses of each (including without limitation all commissions, charges, costs and expenses, if any, for the conversion of currencies, fees and expenses of legal counsel, consultants and advisors and travel-related costs and expenses) made, paid, suffered or incurred in connection with (a) the preparation, negotiation, execution and delivery, syndication (both before and after the Closing Date) and, where appropriate, authentication, registration and recordation of this Agreement, the other Financing Documents and any other documents and instruments related hereto or thereto (including legal opinions),
(b) any amendment or modification to, or the protection or preservation of any right or claim under, or consent or waiver in connection with, this Agreement or any other Financing Document, any such other document or instrument related hereto or thereto or any Collateral, (c) the authentication, registration, translation, syndication and recordation (where appropriate) and the delivery of the evidences of indebtedness relating to the Oil Payments and the disbursements thereof and (d) the syndication or reinsurance (prior to or after the date hereof), administration and enforcement (including with respect to a workout) of this Agreement, the other Financing Documents and any other documents and instruments referred to herein or therein.

          Each of the Partnership and the Borrower hereby jointly and severally agrees to indemnify the Primary Insurer and the Administrative Agent and their respective directors, officers, employees, agents and Affiliates from, and hold each of them harmless against, any and all claims or Losses incurred by it arising out of or by reason of any investigation or litigation or other proceedings (including without limitation any threatened investigation or litigation or other proceedings) relating to, arising out of or resulting from the Guaranty Insurance Policy or the Debt Service Reserve Insurance Guarantee, including without limitation the fees and disbursements of counsel incurred in connection with any such investigation or litigation or other proceedings. Without limiting the generality of the foregoing, each of the Partnership and the Borrower shall jointly and severally indemnify the Administrative Agent and the Primary Insurer and their respective directors, officers, employees, agents and Affiliates from, and hold each of them harmless against, any claims or Losses, including without limitation those described in the preceding sentence relating to any Environmental Law including without limitation those arising as a result of the past, present or future operations of the Partnership, the Borrower or any of their Affiliates (or any predecessor in interest to the Partnership or any of its Affiliates) or the environmental contamination of any site or facility owned, operated or leased at any time by the Partnership or any of its Affiliates (or any such predecessor in interest), any Release or threatened Release of any Hazardous Substance by the Partnership or any of its Affiliates (or any such predecessor in interest) at or from any such site or facility, or any claim or Loss relating to any Environmental Law in connection with the Coker Project including without limitation any such claim or Loss, arising as a result of operations, environmental contamination or any Release or threatened Release that shall occur during any period when the Administrative Agent or the Primary Insurer shall be in possession of any such site or facility following the exercise by the Primary Insurer or the Administrative Agent of any of its rights and remedies under this Agreement or any of the Security Documents, that is related to the operations, compliance, environmental contamination or any Release or threatened Release occurring prior to such period or relates to conditions previously in existence, or of practices employed by the Partnership or any of its Affiliates, at such site or facility and the Partnership waives any rights it may have under any Environmental Law relating to this indemnity or the Primary Insurer or the Administrative Agent.

          10.11 Amendments, etc. Except as otherwise expressly provided in this Agreement, any provision of this Agreement may be amended, modified or supplemented only by an instrument in writing signed by each of the parties hereto, and any provision of this Agreement may be waived by the Primary Insurer or by the Administrative Agent, as applicable.

          10.12 Successors and Assigns. This Agreement shall be binding upon, and inure to the benefit of, the parties hereto and their respective successors and permitted assigns.

          10.13 Survival. The obligations of the Partnership and the Borrower under Sections 10.07 and 10.10 shall survive the termination of this Agreement in accordance with Section 10.03. This Agreement shall continue to be effective or be reinstated, as the case may be, if at any time payment and performance of the Partnership's or the Borrower's obligations under this Agreement, or any part thereof, is, pursuant to applicable law, rescinded or reduced in amount, or must otherwise be restored or returned by the Administrative Agent or the Oil Payment Insurer. In the event that any payment or any part thereof is so rescinded, reduced, restored or returned, such obligations shall be reinstated and deemed reduced only by such amount paid and not so rescinded, restored or returned.

          10.14 Covered Taxes. The Partnership agrees that, whether or not funds are paid under the Guaranty Insurance Policy or the Debt Service Reserve Insurance Guarantee:

          (a) All payments of principal of and interest on the Oil Payment Reimbursement Payments and all other amounts payable on, under or in respect of this Agreement, the Oil Payment Note, the Guaranty Insurance Policy or the Debt Service Reserve Insurance Guarantee by the Partnership or the Borrower, as the case may be, to the Administrative Agent or the Primary Insurer, including without limitation amounts payable by the Partnership or the Borrower under clause (b) of this Section 10.14 and under Section 10.10, shall be made free and clear of, and without deduction or withholding for, any and all present and future Taxes imposed, assessed, levied or collected by any Governmental Authority, under or in respect of this Agreement, the Oil Payment Note, the Guaranty Insurance Policy or the Debt Service Reserve Insurance Guarantee, the execution, registration, enforcement, notarization or other formalization of any thereof, and any payments of principal, interest, charges, fees, commissions or other amounts made on, under or in respect thereof ("Covered Taxes"), all of which shall be paid by the Borrower, for its own account, prior to the date on which penalties attach thereto. In addition, the Partnership and Borrower will pay any and all excise taxes related to payments under this Agreement, the Oil Payment Note or the Debt Service Reserve Insurance Guarantee.

          (b) The Partnership shall indemnify and hold harmless the Administrative Agent and the Primary Insurer against, and promptly reimburse the Administrative Agent and the Primary Insurer on demand for, any Covered Taxes paid by the Administrative Agent or the Primary Insurer and any Loss that the Administrative Agent or the Primary Insurer may incur at any time arising out of or in connection with any failure of the Partnership to make any payment of Covered Taxes when due, other than any interest, penalties or legal fees arising from the failure of the Borrower to pay such Covered Taxes due to the gross negligence or willful misconduct of the Administrative Agent or the Primary Insurer.

          (c) In the event that the Partnership is required by applicable law to deduct or withhold Covered Taxes from any amounts payable on, under or in respect of this Agreement, the Oil Payment Note (including without limitation any amounts payable under clause (b) of this Section 10.14), the Guaranty Insurance Policy or the Debt Service Reserve Insurance Guarantee, the Partnership shall pay the Administrative Agent and the Primary Insurer such additional amount as may be required, after the deduction or withholding of any Covered Taxes, to enable the Person entitled to such amount to receive from the Partnership or the Borrower an amount equal to the full amount stated to be payable under this Agreement, the Oil Payment Note or the Debt Service Reserve Insurance Guarantee.

          (d) The Partnership shall furnish to the Administrative Agent original or certified copies of tax receipts in respect of any withholding of Covered Taxes required under this Section 10.14 within 30 days after the date of each payment under this Agreement as to which such withholding is required, and the Partnership shall promptly furnish to the Administrative Agent any other information, documents and receipts that the Administrative Agent or the Primary Insurer may from time to time require to establish to its satisfaction that full and timely payment has been made of all Covered Taxes required to be paid under this Section 10.14.

          10.15 Payments. Any and all payments to be made by the Partnership or the Borrower under this Agreement or the Debt Service Reserve Insurance Guarantee to the Primary Insurer or the Administrative Agent shall be made by wire transfer, in immediately available funds in Dollars, to account no. 8546509 (sort code 18-50-08, swift code CITI GB 2L) maintained by Winterthur International Insurance Company Limited with Citibank, N.A., Citibank House, 336 Strand, London WC2R 1HB, England, or to such other account as may be specified from time to time by the Primary Insurer or the Administrative Agent, as the case may be.

          10.16 No Direct Right Against Reinsurer. Each of the Partnership and the Borrower hereby acknowledges and agrees that it shall have no direct right or recourse against any of the reinsurers that may from time to time reinsure all or part of the insurance coverage provided by the

Guaranty Insurance Policy or the Debt Service Reserve Insurance Guarantee, and that such reinsurers' rights as Secured Parties under the Financing Documents do not expand the role and function of such reinsurers beyond their role and function as reinsurers.

          IN WITNESS WHEREOF, the parties hereto have caused this Agreement to be executed.

                                 PORT ARTHUR COKER COMPANY L.P.

                                 By: SABINE RIVER HOLDING CORP.,
                                     GENERAL PARTNER


                                 By: /s/ Maura J. Clark
                                     ----------------------------------------
                                     Name: Maura J. Clark
                                     Title: Executive Vice President and
                                               Chief Financial Officer


                                 SABINE RIVER HOLDING CORP.


                                 By: /s/ Maura J. Clark
                                     ----------------------------------------
                                     Name: Maura J. Clark
                                     Title: Executive Vice President and
                                               Chief Financial Officer


                                 NECHES RIVER HOLDING CORP.


                                 By: /s/ Maura J. Clark
                                     ----------------------------------------
                                     Name: Maura J. Clark
                                     Title: Executive Vice President and
                                              Chief Financial Officer


                                 PORT ARTHUR FINANCE CORP.


                                 By: /s/ Maura J. Clark
                                     ----------------------------------------
                                     Name: Maura J. Clark
                                     Title: Executive Vice President and
                                              Chief Financial Officer

                                 WINTERTHUR INTERNATIONAL INSURANCE
                                 COMPANY LIMITED,
                                 as Primary Insurer



                                 By: /s/ Eileen McCusuck
                                     ----------------------------------------
                                     Name: Eileen McCusuck
                                     Title: Property Underwriting Manager



                                 WINTERTHUR INTERNATIONAL INSURANCE
                                 COMPANY LIMITED,
                                 as Administrative Agent for and on behalf of the Oil Payment Insurers



                                 By: /s/ Eileen McCusker
                                     ----------------------------------------
                                     Name: Eileen McCusker
                                     Title: Property Underwriting Manager

                                                                      Appendix A
                                                      to Reimbursement Agreement


                                  DEFINITIONS

     In this Appendix, the Reimbursement Agreement and the Exhibits thereto and in any other document that references this Appendix, the following terms shall have the meanings assigned below (the singular includes the plural and vice versa) (unless otherwise specified, section references in this Appendix are to sections of the Reimbursement Agreement):

     "Adjustment Amount" has the meaning specified in clause (a) of Section
  5.04.

     "Administrative Agent" means Winterthur International Insurance Company Limited, in its capacity as Administrative Agent for the Oil Payment Insurers.

     "Agreement" means this Reimbursement Agreement (including the Appendix and Exhibits thereto), as the same may be amended or supplemented in accordance with its terms and in effect from time to time.

     "Annual Policy Period" has the meaning set forth in clause (a) of Section 5.02.

     "Applicable Margin" means 475 basis points.

     "Bank Senior Loan Agreement" means the Bank Senior Loan Agreement, dated as of the date hereof, among Port Arthur Finance Corp., Port Arthur Coker Company L.P., Sabine River Holding Corp., Neches River Holding Corp., the Bank Senior Lenders party thereto and Deutsche Bank AG, New York Branch, as Bank Lenders Administrative Agent, as the same may be amended or supplemented in accordance with its terms and in effect from time to time.

     "Borrower" means Port Arthur Finance Corp.

     "Claim" has the meaning specified in the Guaranty Insurance Policy.

     "Common Security Agreement" means the Common Security Agreement, dated as of the date hereof, among Port Arthur Finance Corp., Port Arthur Coker Company L.P., Sabine River Holding Corp., Neches River Holding Corp., Winterthur International Insurance Company Limited, as Oil Payment Insurers Administrative Agent, Bankers Trust Company, as Collateral Trustee, Deutsche Bank AG, New York Branch, as Bank Senior Lenders Administrative Agent, HSBC Bank USA, as Capital Markets Trustee, and Bankers Trust Company, as Depositary Bank, as the same may be amended or supplemented in accordance with its terms and in effect from time to time.

     "Completion", for purposes of this Agreement only, means that (a) Mechanical Completion has been achieved and (b) construction of the Utility Assets (as defined in the Hydrogen Supply Agreement) has been completed in accordance with Section 1.2 of the Hydrogen Supply Agreement.

     "Coverage End Date" has the meaning specified in clause (b) of Section
  5.02.

     "Coverage Start Date" has the meaning specified in clause (a) of Section 5.03.

     "Covered Taxes" has the meaning specified in clause (a) of Section 10.14.

     "Debt Service Reserve Insurance Guarantee" means the Debt Service Reserve Insurance Guarantee, Policy No. GB 00002141 OT 99A, dated as of the date hereof, issued by the Primary Insurer for the benefit of the Collateral Trustee.

     "Debt Service Reserve Payments" means all funds disbursed by the Primary Insurer under the Debt Service Reserve Insurance Guarantee.

     "Defense" means any and all defenses that may be available to the Partnership under or in connection with the Long-Term Oil Supply Agreement, including without limitation any defenses resulting from, or in connection with, the Maya delivered under the Long-Term Oil Supply Agreement not satisfying the characteristics set forth in Annex 3 thereto.

     "Defense Notice" has the meaning set forth in clause (b) of Section 4.02.

     "Demand for Payment" has the meaning set forth in the Guaranty Insurance Policy.

     "DSRIG Guarantors" means the Partnership and the Partners.

     "Full Coverage Start Date" has the meaning specified in clause (b) of
  Section 5.0 3.

     "Full Coverage Start Notice" has the meaning specified in clause (b) of
  Section 5.03.

     "General Partner" means Sabine River Holding Corp.

     "Guaranty Insurance Policy" means the Guaranty Insurance Policy, Policy No. GB 00002140 OT 99A, dated as of the date hereof, issued by the Primary Insurer for the benefit of PMI.

     "Hydrogen Supply Agreement" means the Hydrogen Supply Agreement, dated August 1, 1999, between the Hydrogen Supplier and the Partnership.

     "Insured Obligation" has the meaning specified in the Guaranty Insurance Policy.

     "Interest Period" has the meaning set forth in Section 2.02.

     "LIBOR" shall mean, with respect to any Oil Payment Reimbursement Obligation or any other amount payable under this Agreement that is not paid when due, for the Interest Period therefor, the interest rate per annum for deposits in Dollars, if any, for a period equal to (or if there is no equal, then most comparable to) such Interest Period which appears on the page designated Page 3750 on the Telerate Service (or such other page as may replace that page on that service for the purpose of displaying the British Bankers Association Interest Settlement Rate) at or about 11:00 a.m., London time, on the date two Eurodollar Business Days before and for value on the first day of such Interest Period or Default Interest Period. If such a rate does not appear on the page designated Page 3750 on the Telerate Service (or such other page) as may replace that page on that service for the purpose of displaying the British Bankers Association Interest Settlement Rate for any relevant Interest Period, LIBOR for each Oil Payment Reimbursement Obligation or other amount outstanding during such Interest Period shall mean the interest rate per annum determined by the Administrative Agent to be equal to the arithmetic mean (rounded upward, if necessary, to the nearest fifth decimal place) of the rates per annum for Dollar deposits for a period equal to (or, if there is no equal, then most comparable to) such Interest Period which appear on the Reuters Screen LIBO Page at or about 11:00 a.m., London time, on the date two Eurodollar Business Days prior to the first day of such Interest Period, provided that, if no such rate appears on the Reuters Screen LIBO Page for any relevant Interest Period or Default Interest Period, LIBOR for each Bank Senior Loan or other amount outstanding during such Interest Period (a) shall mean the interest rate per annum determined by the Administrative Agent to be equal to the average (rounded upwards to the nearest fifth decimal place, if such average is not such a decimal) of the interest rates per annum (as provided by the Reference Banks to the Administrative Agent) at which deposits in Dollars are offered by the principal office of each of the Reference Banks in London, England to prime banks in the London interbank market at or about 11:00 a.m., London time (or as soon thereafter as practicable), on the date two Eurodollar Business Days before the first day of such Interest Period in immediately available funds in an amount substantially equal to the aggregate principal amount of the Bank Senior Loans or other amounts to be outstanding during such Interest Period and for a period equal to (or if there is no equal, then most comparable to) such Interest Period; and (b) shall be determined by the Administrative Agent pursuant to clause (a) above (i) on the basis of applicable rates furnished to and received by the Administrative Agent from the Reference Banks two Eurodollar Business Days before the first day of such Interest Period, subject, however, to the provisions of Section 5.02, or (ii) if any of the Reference Banks shall be unable or otherwise fails to provide a rate for the purposes of determining LIBOR as hereinabove provided, on the basis of the rate or rates quoted by the remaining Reference Banks.

     "Limit of Liability" has the meaning specified in the Guaranty Insurance Policy.

     "Limited Partnership" means Neches River Holding Corp.

     "Loss" shall mean any and all liabilities, obligations, losses, damages, penalties, actions, judgments, suits, costs, expenses, including without limitation interest and legal fees, or disbursements of any kind or nature whatsoever.

     "Maya" has the meaning specified in the Long-Term Oil Supply Agreement.

     "Oil Payment" means any and all amounts paid by the Primary Insurer to PMI on behalf of the Partnership under the Guaranty Insurance Policy.

     "Oil Payment Insurers" means the Primary Insurer and the several
  Reinsurers.

     "Oil Payment Note" has the meaning set forth in clause (a) of Section 2.04.

     "Oil Payment Reimbursement Obligation" has the meaning set forth in clause
  (a) of Section 2.01.

     "Outside Coverage Start Date" means March 1, 2001 (or October 1, 2001, if all of the conditions for an extension to such date set forth in clause (n) of
  Section 10.01 of the Common Security Agreement have been satisfied, provided that, at the Partnership's request, such date may be further extended to a date no later than March 1, 2002 if Majority Secured Parties so agree.

     "Partial Coverage Start Notice" has the meaning specified in Section
  5.03(a).

     "Participant" has the meaning specified in clause (b) of Section 10.02.

     "PMI" means P.M.I. Comercio Internacional, S.A. de C.V., in its capacity as beneficiary under the Guaranty Insurance Policy.

     "Partners" means the General Partner and the Limited Partner.

     "Partnership" means Port Arthur Coker Company L.P.

     "Premium" has the meaning specified in clause (a) of Section 5.04.

     "Primary Insurer" means Winterthur International Insurance Company Limited, in its capacity as Insurer under the Guaranty Insurance Policy.

     "Reference Banks" means Citibank, N.A., P.O. Box 78, 336 Strand, London WC2R 2HB, England, and Barclays Bank Plc, 54 Lombard Street, London, EC3P 3AH, England, or such substitute banks designated as such by the Administrative Agent from time to time to provide the quotations required for the determination of LIBOR, and being the principal London offices of each such banks.

     "Reimbursement Notice" has the meaning set forth in Section 2.03.

     "Reinsurers" means the several reinsurers that may from time to time provide reinsurance with respect to the Guaranty Insurance Policy and the Debt Service Reserve Insurance Guarantee.

     "Shipment" has the meaning specified in the Guaranty Insurance Policy.

     "Taxes" has the meaning specified in clause (a) of Section 10.15.

     "Termination Notice" means a notice delivered under the Guaranty Insurance Policy, substantially in the form of Exhibit C thereto.

                                                                       EXHIBIT I
                                                      to Reimbursement Agreement

                           Form of Oil Payment Note

                               OIL PAYMENT NOTE

                                                              New York, New York
U.S. Dollars $150,000,000                                       __________, 1999


     FOR VALUE RECEIVED, PORT ARTHUR COKER COMPANY L.P., a limited partnership organized under the laws of the State of Delaware (the "Partnership"), SABINE RIVER HOLDING CORP., a corporation organized under the laws of the State of Delaware (the "General Partner"), and NECHES RIVER HOLDING CORP., a corporation organized under the laws of the State of Delaware (the "Limited Partner" and, together with the General Partner, the "Partners"), hereby unconditionally promise, in accordance with the Reimbursement Agreement, dated as of August 19, 1999 (as amended, modified or supplemented from time to time, the "Reimbursement Agreement"), among the Partnership, Port Arthur Coker Company L.P., the Partners, Winterthur International Insurance Company, as Primary Insurer (the "Primary Insurer"), and Winterthur International Insurance Company Limited, as Administrative Agent for and on behalf of the Oil Payment Insurers, to pay to the order of the Primary Insurer at the principal office of __________________________ located at ________________, _____________,
_________, in lawful money of the United States and in immediately available funds, the principal amount of (a) one hundred-fifty million U.S. Dollars ($150,000,000) or, if less, (b) the aggregate unpaid principal amount of all Oil Payments made by the Oil Payment Insurer to PMI pursuant to Article I of the Guaranty Insurance Policy, dated as of August 19, 1999 (as amended, modified or supplemented from time to time, the ("Guaranty Insurance Policy"), issued by the Primary Insurer to PMI. The Partnership and the Partners also promise to pay interest on the unpaid principal amount of each Oil Payment from the date such Oil Payment is made until such Oil Payment is paid in full, in like money at such office at the rate or rates per annum and on the date or dates specified in the Reimbursement Agreement.

     The holder of this Oil Payment Note is authorized to endorse on the schedule annexed hereto and made a part hereof or on a continuation thereof which shall be attached hereto and made a part hereof the date and amount of each Oil Payment made pursuant to Article I of the Guaranty Insurance Policy, the date and amount of each payment or prepayment of principal thereof and the length of each Interest Period with respect thereto, which endorsement shall constitute prima facie evidence of the accuracy of the information endorsed, provided that any failure by the holder of this Oil Payment Note to make such an endorsement or any error in such endorsement shall in no manner affect the validity or enforceability of the obligations of the Partnership and the Partners to make payments of principal and interest in accordance with the terms of this Oil Payment Note and the Reimbursement Agreement.

     All parties hereto, whether as makers, endorsers or otherwise, severally waive diligence, presentment, demand, protest and notice of any kind whatsoever. The failure or forbearance by the holder to exercise any of its rights under this Oil Payment Note in any particular instance shall in no event constitute a waiver thereof.

     This Oil Payment Note is one of the Oil Payment Notes referred to in, and is entitled to the benefits of, the Reimbursement Agreement, which, among other things, contains provisions for the acceleration of the maturity of the Oil Payments upon the happening of certain events, for Mandatory Prepayments of the principal of the Oil Payments and for the amendment or waiver of certain provisions of the Reimbursement Agreement or this Oil Payment Note, all upon the terms and conditions therein specified. Capitalized terms used and not otherwise defined herein shall have the meanings ascribed thereto in the Reimbursement Agreement.

     Upon the taking of an Enforcement Action (as defined in the Common Security Agreement referred to in the Reimbursement Agreement) the principal of, and interest on, this Oil Payment Note may be declared to be forthwith due and payable in the manner, upon the conditions and with the effect provided in the Reimbursement Agreement and in the Common Security Agreement.

     This Oil Payment Note may be prepaid as provided in the Reimbursement Agreement and the Common Security Agreement.

     The Partnership agrees to pay, exclusively in lawful money of the United States of America, costs of collection and attorneys' fees in case default occurs in the payment of this Oil Payment Note.

     THIS OIL PAYMENT NOTE HAS BEEN DELIVERED IN NEW YORK, NEW YORK AND SHALL BE DEEMED TO BE A CONTRACT MADE UNDER, GOVERNED BY AND CONSTRUED IN ACCORDANCE WITH THE LAWS OF THE STATE OF NEW YORK.

     This Oil Payment Note is not negotiable and interests herein may be assigned only upon the terms and conditions specified in the Reimbursement Agreement.

     IN WITNESS WHEREOF, this Oil Payment Note has been duly executed by the undersigned as of the date first written above.


                              PORT ARTHUR COKER COMPANY L.P.
                              By: SABINE RIVER HOLDING CORP.,
                                  GENERAL PARTNER



                              By: _________________________________
                                  Name:
                                  Title:



                              SABINE RIVER HOLDING CORP.



                              By: _________________________________
                                  Name:
                                  Title:



                              NECHES RIVER HOLDING CORP.



                              By: _________________________________
                                  Name:
                                  Title:

                                          OIL PAYMENTS AND PRINCIPAL PAYMENTS
------------------------------------------------------------------------------------------------------------------------
               Amount of Oil            Interest            Amount of Principal      Amount of Unpaid         Notation
Date           Payments Made             Period              Repaid or Prepaid       Principal Balance        Made By
------------------------------------------------------------------------------------------------------------------------
------------------------------------------------------------------------------------------------------------------------

------------------------------------------------------------------------------------------------------------------------

------------------------------------------------------------------------------------------------------------------------

------------------------------------------------------------------------------------------------------------------------

------------------------------------------------------------------------------------------------------------------------

------------------------------------------------------------------------------------------------------------------------

------------------------------------------------------------------------------------------------------------------------

------------------------------------------------------------------------------------------------------------------------

------------------------------------------------------------------------------------------------------------------------

------------------------------------------------------------------------------------------------------------------------

------------------------------------------------------------------------------------------------------------------------

------------------------------------------------------------------------------------------------------------------------

------------------------------------------------------------------------------------------------------------------------

------------------------------------------------------------------------------------------------------------------------

------------------------------------------------------------------------------------------------------------------------

                                                                      Exhibit II
                                                      to Reimbursement Agreement

                             REIMBURSEMENT NOTICE


Port Arthur Coker Company L.P.
1801 S. Gulfway Drive, Office No. 36
Port Arthur, TX 77640
Attention: Legal Department

The undersigned, Winterthur International Insurance Company Limited, as Administrative Agent for and on behalf of the Oil Payment Insurers, hereby certifies to Port Arthur Coker Company L.P. (the "Partnership"), with reference to that certain Reimbursement Agreement, dated as of August 19, 1999 (the "Agreement"), among the Partnership, Winterthur International Insurance Company Limited, as Primary Insurer (the "Insurer"), and the undersigned, as follows:

1. The undersigned has made an Oil Payment to PMI in an amount of US$______ (the "Payment").

2. Annexed hereto are copies of (a) the Demand for Payment (the "Demand for Payment") by PMI based upon which the Payment was made, (b) the bill[s] of lading and invoice[s] [and the statement of PMI issued pursuant to Article 8.1 of the Long-Term Oil Supply Agreement] with respect to the Shipments to which the Demand for Payment relates and (c) a certificate of an officer of PMI confirming the accuracy and authenticity of the Demand for Payment and the accompanying documents.

We request that you satisfy the Oil Payment Reimbursement Obligation corresponding to the Payment by transferring the principal amount thereof, and any interest payable thereon in accordance with the terms of the Reimbursement Agreement, to [specify account details].

Capitalized terms used and not otherwise defined herein shall have the meanings assigned to such terms in, or by reference in, the Agreement.

WINTERTHUR INTERNATIONAL
INSURANCE COMPANY LIMITED



By:   _________________________
Name:
Title:


By:   _________________________
Name:
Title:

                                     II-2